UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[ x ]    Soliciting Material Pursuant to Section 240.14a-12


                         STRONG OPPORTUNITY FUND II, INC.

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1.)  Title of each class of securities to which transaction applies:

        2.)  Aggregate number of securities to which transaction applies:

        3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):

        4.)  Proposed maximum aggregate value of transaction:

        5.)  Total fee paid:


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                             STRONG FUNDS CALL GUIDE
                          PROXY OUTBOUND CALL CAMPAIGN
                            Strong Investments, Inc.


CONVERSATION WITH CLIENT:

REP: "This is _______  from  Strong  Investments  in  Milwaukee,  Wisconsin.  Is
     [client's name] available?"

REP: "Hello, Mr[s]. ______. I'm _______ from Strong Investments. The reason for my call today is that according to our records, you have not yet voted your shares for the ____________ Fund(s). The December 9 voting deadline is fast approaching, and I am calling you to request that you vote your shares.

REP: Do you have a few minutes now to vote your shares with DF King, the Funds' proxy solicitor?

     (Yes)Great. Is there anything I can help you with before I connect you to a representative at D.F. King?

     (Take care of request if necessary) Mr.[s] _________, please hold for a moment while I transfer you to a D.F. King representative.

     (No) I appreciate your time, and at your earliest convenience please contact DF King, at 1-800-755-7250 to vote your shares, or vote online at WWW.STRONG.COM/PROXY/.

REP: Is there any thing else that I can help you with?

REP:  Well, thank you for your time and have a nice day.